EXHIBIT 99.1

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

WaMu Mortgage Pass-Through Certificates
Series 2004-AR1
30 Year 5/1 Hybrid ARM Mortgage Loans
Preliminary Collateral Information As of January 1, 2004(1)

TOTAL CURRENT BALANCE:	396,196,052

NUMBER OF LOAN:	654

			Minimum		Maximum
AVG CURRENT BALANCE:	$605,804.36		$146,156.13		$1,500,000.00
AVG ORIGINAL AMOUNT:	$608,240.42		$334,600.00		$1,500,000.00

WAVG GROSS COUPON:	4.995%		3.500%		6.000%
WAVG GROSS MARGIN:	2.559%		2.250%		2.875%
WAVG MAX INT RATE:	9.996%		8.500%		11.125%
WAVG PERIODIC RATE CAP:	2.000%		2.000%		2.000%
WAVG FIRST RATE CAP:	5.000%		5.000%		5.000%

WAVG ORIGINAL LTV:	66.34%		0.00%		95.00%

WAVG FICO SCORE:	746		0		810

WAVG ORIGINAL TERM:	360	months	360	months	360	months
WAVG REMAINING TERM:	360	months	347	months	360	months
WAVG SEASONING:	0	months	0	months	13	months

WAVG NEXT RATE RESET:	60	months	47	months	60	months
WAVG RATE ADJ FREQ:	12	months	12	months	12	months
WAVG FIRST RATE ADJ FREQ:	60	months	60	months	60	months

WAVG PREPAY OTERM:	36	months	0	months	36	months

ENTRATIONS	66.12 % California, 6.28 % New York, 3.80 % Connecticut
MAXIMUM ZIP CODE CONC ($):	1.58% 90210

FIRST PAY DATE:		Jan 01, 2003			Mar 01, 2004
RATE CHG DATE:		Dec 01, 2007			Feb 01, 2009
MATURE DATE:		Dec 01, 2032			Feb 01, 2034

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Stat Cut-off Date	the Stat Cut-off Date
5/1 YR CMT	61	29,639,337.15	7.48
5/1 YR CMT IO	348	216,371,849.44	54.61
5/1 YR LIBOR	22	11,237,533.88	2.84
5/1 YR LIBOR IO	223	138,947,331.71	35.07
Total	654	396,196,052.18	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Stat Cut-off Date	the Stat Cut-off Date
146,156 - 200,000	1	146,156.13	0.04
200,001 - 300,000	1	225,000.00	0.06
300,001 - 400,000	138	51,160,327.55	12.91
400,001 - 500,000	170	76,862,872.43	19.40
500,001 - 600,000	113	62,962,765.95	15.89
600,001 - 700,000	74	47,743,054.41	12.05
700,001 - 800,000	36	27,608,009.00	6.97
800,001 - 900,000	31	26,893,593.80	6.79
900,001 - 1,000,000	34	33,477,882.96	8.45
1,000,001 - 1,100,000	16	16,973,189.95	4.28
1,100,001 - 1,200,000	12	13,937,000.00	3.52
1,200,001 - 1,300,000	10	12,543,300.00	3.17
1,300,001 - 1,400,000	9	12,277,900.00	3.10
1,400,001 - 1,500,000	9	13,385,000.00	3.38
Total	654	396,196,052.18	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Stat Cut-off Date	the Stat Cut-off Date
3.50000 - 3.50000	1	338,000.00	0.09
3.75001 - 4.00000	2	1,087,952.00	0.27
4.00001 - 4.25000	20	11,864,534.13	2.99
4.25001 - 4.50000	38	23,893,445.42	6.03
4.50001 - 4.75000	76	46,543,445.09	11.75
4.75001 - 5.00000	208	127,589,732.87	32.20
5.00001 - 5.25000	245	149,652,223.97	37.77
5.25001 - 5.50000	53	29,415,402.23	7.42
5.50001 - 5.75000	6	3,211,150.00	0.81
5.75001 - 6.00000	5	2,600,166.47	0.66
Total	654	396,196,052.18	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Stat Cut-off Date	the Stat Cut-off Date
2.250 - 2.250	248	151,338,217.79	38.20
2.501 - 2.750	405	244,461,834.39	61.70
2.751 - 2.875	1	396,000.00	0.10
Total	654	396,196,052.18	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE:	Mortgage Loans	the Stat Cut-off Date	the Stat Cut-off Date
8.500 - 8.500	1	338,000.00	0.09
8.751 - 9.000	2	1,087,952.00	0.27
9.001 - 9.250	19	11,069,534.13	2.79
9.251 - 9.500	39	24,688,445.42	6.23
9.501 - 9.750	77	47,603,445.09	12.02
9.751 - 10.000	207	126,529,732.87	31.94
10.001 - 10.250	244	149,228,523.97	37.67
10.251 - 10.500	53	29,415,402.23	7.42
10.501 - 10.750	6	3,211,150.00	0.81
10.751 - 11.000	5	2,600,166.47	0.66
11.001 - 11.125	1	423,700.00	0.11
Total	654	396,196,052.18	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PERIODIC RATE CAP:	Mortgage Loans	the Stat Cut-off Date	the Stat Cut-off Date
2.000	654	396,196,052.18	100.00
Total	654	396,196,052.18	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIRST RATE CAP:	Mortgage Loans	the Stat Cut-off Date	the Stat Cut-off Date
5.000	654	396,196,052.18	100.00
Total	654	396,196,052.18	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Stat Cut-off Date	the Stat Cut-off Date
360	654	396,196,052.18	100.00
Total	654	396,196,052.18	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Stat Cut-off Date	the Stat Cut-off Date
347 - 348	1	1,270,000.00	0.32
349 - 360	653	394,926,052.18	99.68
Total	654	396,196,052.18	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING:	Mortgage Loans	the Stat Cut-off Date	the Stat Cut-off Date
<= 0	570	345,930,077.99	87.31
1 - 6	81	48,252,134.34	12.18
7 - 12	2	743,839.85	0.19
13 - 13	1	1,270,000.00	0.32
Total	654	396,196,052.18	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEXT RATE RESET:	Mortgage Loans	the Stat Cut-off Date	the Stat Cut-off Date
<= 58	20	10,654,550.66	2.69
59 - 59	64	39,611,423.53	10.00
60 - 60	570	345,930,077.99	87.31
Total	654	396,196,052.18	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE ADJ FREQ:	Mortgage Loans	the Stat Cut-off Date	the Stat Cut-off Date
12	654	396,196,052.18	100.00
Total	654	396,196,052.18	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIRST RATE ADJ FREQ:	Mortgage Loans	the Stat Cut-off Date	the Stat Cut-off Date
60	654	396,196,052.18	100.00
Total	654	396,196,052.18	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE CHANGE DATE:	Mortgage Loans	the Stat Cut-off Date	the Stat Cut-off Date
12/01/07	1	1,270,000.00	0.32
05/01/08	2	743,839.85	0.19
07/01/08	1	854,132.98	0.22
08/01/08	5	1,956,467.72	0.49
09/01/08	3	1,684,775.02	0.43
11/01/08	8	4,145,335.09	1.05
12/01/08	64	39,611,423.53	10.00
01/01/09	542	327,781,274.99	82.73
02/01/09	28	18,148,803.00	4.58
Total	654	396,196,052.18	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Stat Cut-off Date	the Stat Cut-off Date
18.82 - 20.00	1	1,270,000.00	0.32
20.01 - 25.00	4	2,402,645.00	0.61
25.01 - 30.00	5	3,039,490.23	0.77
30.01 - 35.00	7	5,821,000.00	1.47
35.01 - 40.00	10	6,298,600.00	1.59
40.01 - 45.00	17	12,161,200.00	3.07
45.01 - 50.00	32	19,583,663.63	4.94
50.01 - 55.00	30	18,782,000.00	4.74
55.01 - 60.00	41	24,861,842.83	6.28
60.01 - 65.00	49	32,282,350.00	8.15
65.01 - 70.00	148	107,182,036.93	27.05
70.01 - 75.00	140	79,922,067.16	20.17
75.01 - 80.00	161	78,932,129.41	19.92
85.01 - 90.00	7	2,908,653.47	0.73
90.01 - 95.00	2	748,373.52	0.19
Total	654	396,196,052.18	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Stat Cut-off Date	the Stat Cut-off Date
<= 0	6	3,032,503.05	0.77
601 - 620	1	487,002.97	0.12
621 - 640	8	4,314,541.56	1.09
641 - 660	11	5,850,572.49	1.48
661 - 680	9	4,547,405.55	1.15
681 - 700	17	8,748,350.00	2.21
701 - 720	90	56,613,715.26	14.29
721 - 740	142	84,865,817.80	21.42
741 - 760	140	88,007,645.24	22.21
761 - 780	134	81,690,008.19	20.62
781 - 800	86	51,191,490.07	12.92
801 - 810	10	6,847,000.00	1.73
Total	654	396,196,052.18	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Stat Cut-off Date	the Stat Cut-off Date
Reduced Documentation	465	290,236,100.46	73.26
Full Documentation	189	105,959,951.72	26.74
Total	654	396,196,052.18	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
IO FLAG:	Mortgage Loans	the Stat Cut-off Date	the Stat Cut-off Date
Interest Only	571	355,319,181.15	89.68
Fully Amortizing	83	40,876,871.03	10.32
Total	654	396,196,052.18	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Stat Cut-off Date	the Stat Cut-off Date
Primary	622	380,847,438.59	96.13
Second Home	32	15,348,613.59	3.87
Total	654	396,196,052.18	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Stat Cut-off Date	the Stat Cut-off Date
Single Family	568	350,438,825.02	88.45
Condominium	77	40,762,968.48	10.29
Cooperative	8	4,524,850.00	1.14
Duplex	1	469,408.68	0.12
Total	654	396,196,052.18	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Stat Cut-off Date	the Stat Cut-off Date
Purchase	298	177,842,304.72	44.89
Cash Out Refinance	202	122,827,845.49	31.00
Rate/Term Refinance	154	95,525,901.97	24.11
Total	654	396,196,052.18	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATES:	Mortgage Loans	the Stat Cut-off Date	the Stat Cut-off Date
Arizona	13	7,214,161.60	1.82
California	415	261,958,008.60	66.12
Colorado	13	6,802,874.31	1.72
Connecticut	23	15,035,674.38	3.80
District of Columbia	4	2,058,775.02	0.52
Florida	16	8,100,550.00	2.04
Georgia	6	3,067,950.00	0.77
Idaho	1	440,000.00	0.11
Illinois	16	8,271,910.14	2.09
Kentucky	1	650,000.00	0.16
Maryland	6	4,853,050.00	1.22
Massachusetts	16	8,361,836.14	2.11
Michigan	4	2,395,600.00	0.60
Minnesota	5	2,280,445.00	0.58
Missouri	1	600,000.00	0.15
Montana	1	400,000.00	0.10
Nevada	7	3,978,259.36	1.00
New Jersey	13	7,311,750.00	1.85
New Mexico	1	462,500.00	0.12
New York	42	24,885,678.52	6.28
North Carolina	3	1,797,000.00	0.45
Ohio	3	1,377,200.00	0.35
Oregon	3	1,380,500.00	0.35
Pennsylvania	4	2,087,000.00	0.53
Rhode Island	1	580,000.00	0.15
South Carolina	2	1,500,000.00	0.38
South Dakota	1	415,000.00	0.10
Tennessee	1	376,000.00	0.09
Texas	4	1,882,961.19	0.48
Utah	1	367,839.87	0.09
Virginia	5	3,240,000.00	0.82
Washington	20	10,873,528.05	2.74
Wisconsin	2	1,190,000.00	0.30
Total	654	396,196,052.18	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NORTH/SOUTH CA BREAKOUT:	Mortgage Loans	the Stat Cut-off Date	the Stat Cut-off Date
CA-NORTH	197	124,802,836.86	31.50
CA-SOUTH	218	137,155,171.74	34.62
OUTSIDE CA	239	134,238,043.58	33.88
Total	654	396,196,052.18	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
TOP FIFTY ZIP CODE	Mortgage Loans	the Stat Cut-off Date	the Stat Cut-off Date
90210 Beverly Hills, CA	6	6,252,500.00	1.58
94010 Burlingame, CA	5	5,617,700.00	1.42
95138 San Jose, CA	6	4,976,550.00	1.26
94904 Greenbrae, CA	5	4,957,309.00	1.25
92657 Newport Beach, CA	6	4,946,688.96	1.25
95070 Saratoga, CA	5	4,715,000.00	1.19
92651 Laguna Beach, CA	6	4,640,345.00	1.17
90402 Santa Monica, CA	4	4,116,900.00	1.04
92625 Corona del Mar, CA	5	4,047,000.00	1.02
94507 Alamo, CA	4	3,910,000.00	0.99
90049 Brentwood, CA	4	3,669,950.00	0.93
92037 La Jolla, CA	5	3,063,000.00	0.77
94025 Menlo Park, CA	3	3,058,000.00	0.77
94611 Oakland, CA	4	3,023,750.00	0.76
90274 Rolling Hills, CA	4	3,007,000.00	0.76
92106 San Diego, CA	4	2,941,200.00	0.74
95120 San Jose, CA	4	2,746,000.00	0.69
93108 Montecito, CA	3	2,687,500.00	0.68
94583 San Ramon, CA	5	2,613,000.00	0.66
92660 Newport Beach, CA	3	2,599,000.00	0.66
11937 East Hampton, NY	5	2,465,621.57	0.62
94539 Fremont, CA	3	2,450,000.00	0.62
91302 Calabasas, CA	2	2,320,000.00	0.59
94107 San Francisco, CA	3	2,302,500.00	0.58
90024 Village, CA	3	2,298,439.25	0.58
92009 Carlsbad, CA	4	2,297,000.00	0.58
94947 Novato, CA	5	2,268,000.00	0.57
06880 Westport, CT	2	2,267,250.00	0.57
92101 San Diego, CA	3	2,222,000.00	0.56
94070 San Carlos, CA	4	2,202,200.00	0.56
94901 San Rafael, CA	3	2,191,000.00	0.55
91436 Encino, CA	3	2,014,500.00	0.51
10021 New York, NY	2	2,010,000.00	0.51
92673 San Clemente, CA	4	1,992,300.00	0.50

Continued on next page

 The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
TOP FIFTY ZIP CODE (cont.)	Mortgage Loans	the Stat Cut-off Date	the Stat Cut-off Date
93923 Carmel, CA	3	1,965,500.00	0.50
90266 Manhattan Beach, CA	3	1,922,500.00	0.49
85262 Scottsdale, AZ	3	1,905,000.00	0.48
94563 Orinda, CA	2	1,891,500.00	0.48
92807 Anaheim, CA	2	1,805,000.00	0.46
90272 Pacific Palisades, CA	2	1,800,000.00	0.45
90069 Los Angeles, CA	2	1,775,000.00	0.45
08540 Princeton, NJ	2	1,765,000.00	0.45
92677 Laguna Beach, CA	4	1,730,500.00	0.44
92118 Coronado, CA	3	1,699,000.00	0.43
94574 Saint Helena, CA	2	1,690,000.00	0.43
94062 Woodside, CA	2	1,659,939.95	0.42
94028 Menlo Park, CA	2	1,644,000.00	0.41
90265 Malibu, CA	2	1,640,000.00	0.41
90292 Venice, CA	2	1,598,000.00	0.40
90403 Santa Monica, CA	2	1,595,000.00	0.40
Total	175	136,975,143.73	34.57

WaMu Mortgage Pass-Through Certificates

Series 2004-AR1

 Marketing Materials

$[484,250,000] (Approximate)

Washington Mutual Mortgage Securities Corp.

Depositor and Master Servicer

Washington Mutual Bank, FA

Servicer

 RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet	Date Prepared: January 20, 2004
WaMu Mortgage Pass-Through Certificates, Series 2004-AR1

$[484,250,000] (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal Amount (Approx.) (1)	WAL (Yrs) To AvgRoll/Mat (2)	Pmt Window (Mths) AvgRoll/Mat (2)	Interest Rate Type	TrancheType	Expected Ratings Moody's/S&P/Fitch

A	$484,250,000	2.64/3.37	1-59/1-360	Fixed (3)	Senior	Aaa/AAA/AAA

R	$100	Information Not Provided Hereby			Senior/Residual	Aaa/AAA/AAA
X	Notional				Senior IO	Aaa/AAA/AAA
B1	$6,000,000				Subordinate	Aa2/AA/AA
B2	$4,000,000				Subordinate	A2/A/A
B3	$2,500,000				Subordinate	Baa2/BBB/BBB

B4	$1,000,000	Privately Offered Certificates			Subordinate	Ba2/BB/BB
B5	$750,000				Subordinate	B2/B/B
B6	$1,499,900				Subordinate	NR/NR
Total:	$[500,000,000]

(1)    The Certificates (as described herein) represent interests in a pool of 5/1 adjustable rate Mortgage Loans.  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) WAL and Payment Window for the Class A Certificates are shown to the Weighted Average Roll Date (as described herein) and to Maturity.

(3)     For every Distribution Date on or prior to the Weighted Average Roll Date, the Class A Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related Certificate and (b) the Net WAC of the Mortgage Loans. For every Distribution Date after the Weighted Average Roll Date, the Class A Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans.

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 RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Depositor and
Master Servicer:	Washington Mutual Mortgage Securities Corp. ("WMMSC").

Servicer:	Washington Mutual Bank, FA ("WMBFA").

Lead Manager:	Greenwich Capital Markets, Inc.

Co-Managers:	Bear Stearns & Co. Inc., Lehman Brothers, JP Morgan Securities Inc and WaMu Capital Corp., a Washington Mutual, Inc. Company.

Trustee:	Deutsche Bank National Trust Company.

Rating Agencies:

Moody's, S&P and Fitch will rate the Certificates, except the Class B-6 Certificates.  The Class B-6 Certificates will not be rated.  It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:	February 1, 2004.

Statistical Cut-off
Date:	January 1, 2004.

Expected Pricing Date:	On or about January 22, 2004.

Closing Date:	On or about February 12, 2004.

Distribution Date:	The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in March 2004.

Servicing Fee:	[0.375]% per annum of the principal balance of each Mortgage Loans.

Master Servicing Fee:	[0.050]% per annum of the principal balance of each Mortgage Loans.

Certificates:

The "Senior Certificates" will consist of the Class A Certificates (the "Class A Certificates"), the Class X Certificates and the Class R Certificate. The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates."  The Senior Certificates (the "Offered Certificates") are being offered publicly.

Accrued Interest:

The Class A Certificates settle with accrued interest.  The price to be paid by investors for the Class A Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (11 days).

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 RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Interest Accrual Period:

The interest accrual period with respect to the Class A Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Class A Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Class A Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Class A Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:	The Senior Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for a termination of the Offered Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

Weighted Average
Roll Date:	The Distribution Date in [January 2009].

Pricing Prepayment
Speed:	The Offered Certificates will be priced to a prepayment speed of [25]% CPR.

 4

 RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Mortgage Loans:

As of January 1, 2004, the aggregate principal balance of the mortgage loans described herein is approximately $[396,196,052] (the "Mortgage Loans"). The Mortgage Loans are non-convertible, adjustable rate mortgage loans that are either indexed to One Year CMT (approximately [62.09]%) or One Year LIBOR (approximately [37.91]%) with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan ("5/1 ARM").  Each Mortgage Loan has an original term to maturity of 30 years.  As of the Statistical Cut-off Date, approximately [89.68]% of the Mortgage Loans are scheduled to pay only interest for the first 5 years of its term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize the Mortgage Loan over its remaining 25 year term.  The Mortgage Loans are secured by first liens on one- to four-family residential properties.  See the attached collateral descriptions for more information.

On the Closing Date, the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $[500,000,000], subject to an increase or decrease of up to 10%.  It is expected that the characteristics of the Mortgage Loans on the Closing Date will be substantially similar to the characteristics of the Mortgage Loans described herein.  The initial principal balance of any of the Offered Certificates on the Closing Date is subject to a decrease of up to 10% from amounts shown on the front cover hereof.

Credit Enhancement:	Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Class A Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [3.15]% total subordination.

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 RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Shifting Interest:

Until the first Distribution Date occurring after [February 2011], the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates (other than the Class X Certificates) are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:	Unscheduled Principal Payments (%)
March 2004 - February 2011	0% Pro Rata Share
March 2011 - February 2012	30% Pro Rata Share
March 2012 - February 2013	40% Pro Rata Share
March 2013 - February 2014	60% Pro Rata Share
March 2014 - February 2015	80% Pro Rata Share
March 2015 and after	100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior Certificates (other than the Class X Certificates) and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in [March 2007], the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in [March 2007], the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates (other than the Class X Certificates) will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

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 RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Allocation of
Realized Losses:

Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, pro rata to the Senior Certificates (other than the Class X Certificates) until each respective class principal balance has been reduced to zero.

Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates (other than the Class X Certificates) on a pro rata basis.

Certificates Priority of
Distributions:	Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)  Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate;

2)  Class R Certificate, principal, until its balance is reduced to zero;

3)  To the Class A Certificates, principal, until their respective certificate principal balances is reduced to zero;

4)  Class B-1, Class B-2 and Class B-3 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

5)  Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

6)  Class R Certificate, any remaining amount.

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 RBS Greenwich Capital

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.  Additional information, including cash flow models, if available, may be obtained from your Greenwich Capital Markets, Inc. Sales Representative.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

 8

 RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as an underwriter in connection with the proposed transaction.

Yield Tables (%)

Class A to Weighted Average Roll Date

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
101.0000	3.879	3.831	3.778	3.719	3.652	3.492
WAL (yr)	3.84	3.39	2.99	2.64	2.33	1.81
MDUR (yr)	3.46	3.06	2.72	2.42	2.15	1.70
First Prin Pay	03/2004	03/2004	03/2004	03/2004	03/2004	03/2004
Last Prin Pay	01/2009	01/2009	01/2009	01/2009	01/2009	01/2009

Class A to Maturity

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
101.0000	3.677	3.692	3.686	3.662	3.620	3.487
WAL (yr)	7.72	5.57	4.25	3.37	2.76	1.96
MDUR (yr)	6.01	4.56	3.61	2.95	2.47	1.80
First Prin Pay	03/2004	03/2004	03/2004	03/2004	03/2004	03/2004
Last Prin Pay	01/2034	01/2034	01/2034	01/2034	01/2034	01/2034

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 RBS Greenwich Capital

WaMu Mortgage Pass-Through Certificates

Series 2004-AR1

Marketing Materials

$[13,750,000] (Approximate)

Washington Mutual Mortgage Securities Corp.

Depositor and Master Servicer

Washington Mutual Bank, FA

Servicer

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet	Date Prepared: January 21, 2004

WaMu Mortgage Pass-Through Certificates, Series 2004-AR1

$[13,750,000] (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates
Adjustable Rate Residential Mortgage Loans

Class	Principal (1) Amount (Approx.)	WAL (Yrs) To Roll/Mat (2)	Pmt Window (Mths) To Roll/Mat (2)	Certificate Interest Rate	Tranche Type	Expected Ratings Moody’s/S&P/Fitch
B1	$[6,600,000]	4.37/6.05	1-59/1-359	(3)	Subordinate	[Aa2/AA/AA]
B2	$[4,400,000]	4.37/6.05	1-59/1-359	(3)	Subordinate	[A2/A/A]
B3	$[2,750,000]	4.37/6.05	1-59/1-359	(3)	Subordinate	[Baa2/BBB/BBB]

B4	$[1,100,000]	Information Not Provided Hereby.			Subordinate	[Ba2/BB/BB]
B5	$[825,000]				Subordinate	[B2/B/B]
B6	$[1,649,900]				Subordinate	[NR/NR/NR]
Total:	$[17,324,900]

(1)     The Certificates (as described herein) represent interests in a pool of 5/1 adjustable rate Mortgage Loans.  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)     WAL and Payment Window for the Class B-1, Class B-2 and Class B-3 Certificates are shown to the Weighted Average Roll Date (as defined herein) and to maturity.

(3)     For every Distribution Date, the Class B-1, Class B-2 and Class B-3 will have an interest rate equal to the Net WAC of the Mortgage Loans.

Depositor and
Master Servicer:	Washington Mutual Mortgage Securities Corp. ("WMMSC").

Servicer:	Washington Mutual Bank, FA ("WMBFA").

Co-Lead Managers:	Greenwich Capital Markets, Inc. and WaMu Capital Corp., a Washington Mutual, Inc. Company.

Trustee:	Deutsche Bank National Trust Company.

Rating Agencies:

Moody's, S&P and Fitch will rate the Certificates, except the Class B-6 Certificates.  The Class B-6 Certificates will not be rated.  It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:	February 1, 2004.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Statistical Cut-off
Date:	January 1, 2004.

Expected Pricing Date:	On or about January [23], 2004.

Closing Date:	On or about February 12, 2004.

Distribution Date:	The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in March 2004.

Servicing Fee:	[0.375]% per annum of the aggregate principal balance of the Mortgage Loans.

Master Servicing Fee:	[0.050]% per annum of the aggregate principal balance of the Mortgage Loans.

Certificates:	The Class B-1, Class B-2 and Class B-3 Certificates (the "Offered Certificates") are being offered publicly.

The "Senior Certificates" will consist of the Class A Certificates (the "Class A Certificates"), the Class X Certificates and the Class R Certificate. The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates."

Accrued Interest:

The Offered Certificates will settle with accrued interest.  The price to be paid by investors for the Offered Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (11 days).

Interest Accrual Period:

The interest accrual period with respect to all of the Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:	It is anticipated that the Offered Certificates will be treated as REMIC regular interests for federal income tax purposes.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.

SMMEA Treatment:

The Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.  The Class B-2 and Class B-3 Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Optional Termination:

The terms of the transaction allow for a termination of the Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

Weighted Average
Roll Date:	The Distribution Date in [January 2009].

Pricing Prepayment
Speed:	The Offered Certificates will be priced to a prepayment speed of [25]% CPR.

Mortgage Loans:

As of January 1, 2004, the aggregate principal balance of the mortgage loans described herein is approximately $[396,196,052] (the "Mortgage Loans"). The Mortgage Loans are non-convertible, adjustable rate mortgage loans that are either indexed to One Year CMT (approximately [62.09]%) or One Year LIBOR (approximately [37.91]%) with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan ("5/1 ARM").  Each Mortgage Loan has an original term to maturity of 30 years.  As of the Statistical Cut-off Date, approximately [89.68]% of the Mortgage Loans are scheduled to pay only interest for the first 5 years of its term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize the Mortgage Loan over its remaining 25 year term.  The Mortgage Loans are secured by first liens on one- to four-family residential properties.  See the attached collateral descriptions for more information.

On the Closing Date, the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $[550,000,000], subject to an increase or decrease of up to 10%.  It is expected that the characteristics of the Mortgage Loans on the Closing Date will be substantially similar to the characteristics of the Mortgage Loans described herein.  The initial principal balance of any of the Offered Certificates on the Closing Date is subject to a decrease of up to 10% from amounts shown on the front cover hereof.

Credit Enhancement:	Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [1.95]% total subordination.

Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [1.15]% total subordination.

Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates, initially [0.65]% total subordination.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Shifting Interest:

Until the first Distribution Date occurring after [February 2011], the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates (other than the Class X Certificates) are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

The prepayment percentages on the Subordinate Certificates are as follows:

Periods: Unscheduled Principal Payments (%)
March 2004 - February 2011                     0% Pro Rata Share
March 2011 - February 2012                     30% Pro Rata Share
March 2012 - February 2013                     40% Pro Rata Share
March 2013 - February 2014                     60% Pro Rata Share
March 2014 - February 2015                     80% Pro Rata Share
March 2015 and after                             100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior Certificates (other than the Class X Certificates) and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in [March 2007], the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in [March 2007], the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates (other than the Class X Certificates) will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

Allocation of
Realized Losses:

Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, pro rata to the Senior Certificates (other than the Class X Certificates) until each respective class principal balance has been reduced to zero.

Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates (other than the Class X Certificates) on a pro rata basis.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Certificates Priority of
Distributions:	Available funds from the Mortgage Loans will be distributed in the following order of priority:

1) Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate;
2) Class R Certificates, principal, until their certificate principal balance is reduced to zero;
3) To the Class A Certificates, principal, until their certificate principal balance is reduced to zero;
4) Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;
5) Class B-1 Certificates, principal allocable to such Class;
6) Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;
7) Class B-2 Certificates, principal allocable to such Class;
8) Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;
9) Class B-3 Certificates, principal allocable to such Class;
10) Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;
11)  Class R Certificate, any remaining amount.

RBS Greenwich Capital

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Yield Tables (%)

Class B-1 to Weighted Average Roll/Optional Call Date

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR	50% CPR
100-07+	4.488	4.487	4.481	4.474	4.466	4.447	4.414
WAL (yr)	4.93	4.91	4.65	4.37	4.13	3.60	2.95
MDUR (yr)	4.34	4.32	4.11	3.88	3.68	3.23	2.69
First Prin Pay	03/04	03/04	03/04	03/04	03/04	03/04	03/04
Last Prin Pay	01/09	01/09	01/09	01/09	01/09	01/09	06/08

Class B-2 to Weighted Average Roll/Optional Call Date

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR	50% CPR
99-27	4.578	4.578	4.576	4.575	4.573	4.567	4.559
WAL (yr)	4.93	4.91	4.65	4.37	4.13	3.60	2.95
MDUR (yr)	4.33	4.32	4.10	3.88	3.67	3.23	2.69
First Prin Pay	03/04	03/04	03/04	03/04	03/04	03/04	03/04
Last Prin Pay	01/09	01/09	01/09	01/09	01/09	01/09	06/08

Class B-3 to Weighted Average Roll/Optional Call Date

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR	50% CPR
99-02+	4.755	4.756	4.764	4.773	4.782	4.806	4.845
WAL (yr)	4.93	4.91	4.65	4.37	4.13	3.60	2.95
MDUR (yr)	4.33	4.31	4.10	3.87	3.67	3.22	2.68
First Prin Pay	03/04	03/04	03/04	03/04	03/04	03/04	03/04
Last Prin Pay	01/09	01/09	01/09	01/09	01/09	01/09	06/08

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Yield Tables (%)

Class B-1 to Maturity

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR	50% CPR
100-07+	3.906	4.040	4.152	4.226	4.280	4.346	4.370
WAL (yr)	12.79	9.48	7.30	6.05	5.23	4.07	3.24
MDUR (yr)	9.36	7.33	5.90	5.03	4.45	3.57	2.91
First Prin Pay	03/04	03/04	03/04	03/04	03/04	03/04	03/04
Last Prin Pay	01/34	01/34	01/34	01/34	01/34	01/34	11/33

Class B-2 to Maturity

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR	50% CPR
99-27	3.947	4.093	4.218	4.304	4.367	4.455	4.504
WAL (yr)	12.79	9.48	7.30	6.05	5.23	4.07	3.24
MDUR (yr)	9.35	7.32	5.89	5.02	4.44	3.57	2.90
First Prin Pay	03/04	03/04	03/04	03/04	03/04	03/04	03/04
Last Prin Pay	01/34	01/34	01/34	01/34	01/34	01/34	11/33

Class B-3 to Maturity

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR	50% CPR
99-02+	4.030	4.199	4.349	4.457	4.541	4.671	4.770
WAL (yr)	12.79	9.48	7.30	6.05	5.23	4.07	3.24
MDUR (yr)	9.32	7.30	5.87	5.01	4.43	3.56	2.89
First Prin Pay	03/04	03/04	03/04	03/04	03/04	03/04	03/04
Last Prin Pay	01/34	01/34	01/34	01/34	01/34	01/34	11/33

RBS Greenwich Capital